PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
SCHEDULE OF PLANT AND EQUIPMENT, NET

Plant and equipment, net consist of the following:

	As of December 31,
At cost:	2024	2023
Leasehold improvements	$34,615	$37,159
Furniture and fixtures	7,742	8,310
Equipment	44,385	40,135
	86,742	85,604
Less: accumulated depreciation	(72,928)	(65,995)
Total	$13,814	$19,609